1933 Act Registration No. 811-8883
1940 Act Registration No. 333-59149
--------------------------------------------------------------------------------

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20546

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
Pre-Effective Amendment No.                                           [ ]
Post-Effective Amendment No.                                          [3]
                  and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                    [X]
Amendment No.                                                         [6]


                         THE SHEPHERD STREET FUNDS, INC.
                       -----------------------------------
               (Exact name of registrant as specified in Charter)

                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                       -----------------------------------
              (Address of Principle Executive Offices and Zip Code)

                                  336-768-7230
                                  ------------
               (Registrant's Telephone Number including Area Code)


                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                       -----------------------------------
                     (Name and Address of Agent for Service)


                     Please send copy of communications to:
                             DAVID D. JONES, ESQUIRE
                           4747 Research Forest Drive
                                Suite 180, # 303
                             The Woodlands, TX 77381
                                 (281) 367-8409
                                  ------------

Approximate Date of Proposed Public Offering:
--------------------------------------------
As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):
------------------------------------------------------------------------------
/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(3)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement. A Rule 24f-2 Notice for the year ended September 30, 2000 was filed on December 29, 2000.

PROSPECTUS                                                     [GRAPHIC OMITTED]
DATED JANUARY 15, 2001

--------------------------------------------------------------------------------
                        THE SHEPHERD STREET EQUITY FUND
                                  (THE "FUND")


                      A Diversified Mutual Fund offered by


                        The Shepherd Street Funds, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103
                                 1-888-575-4800

The Fund attempts to achieve its investment objective of capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The minimum investment in the Fund is $1,000 for regular accounts and $1,000 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts.

The Fund is a No-Load Fund. This means that 100% of your initial investment is invested in shares of the Fund.

                               TABLE OF CONTENTS
                               -----------------

The Basics About the Fund ..................................................   2
Past Performance ...........................................................   4
Fees And Expenses ..........................................................   5
Additional Investment Information ..........................................   6
The Fund's Investment Adviser ..............................................   6
How To Buy Shares of the Fund ..............................................   7
How To Sell (Redeem) Your Shares ...........................................  11
Dividends and Distributions ................................................  12
Tax Considerations .........................................................  13
General Information ........................................................  14
Financial Highlights .......................................................  15
For More Information .......................................................  16
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

THE BASICS ABOUT THE FUND


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The Fund aims to increase the value of your investment through capital growth. Capital growth is achieved when the prices of the securities in which the Fund invests increase over time, thereby increasing the value of your shares.
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES:

The Fund seeks to achieve capital growth by investing at least 65% of its total assets in domestic common stocks and/or securities convertible into common stocks. The Fund's Adviser invests in the securities of companies that, in the Adviser's opinion, have an above-average potential for future earnings growth. Generally, the Adviser will invest in:

(1) Established companies with above-average prospects for growth. These companies will have strong performance records, solid market positions, high margins and return on equity, and reasonable financial strength;
(2) Small and medium-sized companies (less than $6 billion in total market capitalization) that may be out of favor or not closely followed by investors and are selling at prices which do not reflect adequately their long-term business potential;
(3) Companies in industries that are undergoing consolidation, where the likelihood of acquisitions is high.

The Fund may also invest up to 25% of its assets in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that are considered to be "emerging markets".
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND:

GENERAL RISKS. You may lose money by investing in the Fund. The value of the Fund's investments will vary from day-to-day, and when you sell your Fund shares, they may be worth less than what you paid for them.

STOCK PRICE/MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from general market, economic, political and global conditions. In the recent past, stocks have recovered from declines, but some stock market slumps have lasted for months or even years.


SMALL TO MEDIUM-CAP STOCKS RISK. The Fund may invest in companies with smaller market capitalizations (less than $6 billion in market capitalization). Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, investors my be less willing to invest in these companies and their stock prices react more violently to changes in the marketplace.


FOREIGN SECURITIES RISK. Investing in foreign securities is riskier compared to domestic investments. Foreign companies are generally not subject to the U.S. regulations or uniform accounting, auditing and financial reporting standards, so there may be less publicly available information about these companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Also, foreign securities are often denominated in a currency other than the U.S. dollar, resulting in currency exchange risk. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The bar chart and table below help show the risks of investing in the Fund by showing changes in the Fund's calendar year performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500 Index** during each calendar year period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.


PERFORMANCE BAR CHART

[BAR CHART]

19.60%   -0.29%

 1999     2000

             Average Annual Total Returns (as of December 31, 2000):

                                       The Fund      S&P 500 Index**
                                       --------      ---------------
             One Year                   -0.29%           -9.11%
             Since Inception            17.43%           15.22%
             (10/2/98)

             Best Quarter:  3rd Qtr  1999  13.66%
             Worst Quarter: 4th Qtr  1999  -9.11%


** The S&P 500 Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


                               SHAREHOLDER FEES:
                   (fees paid directly from your investment)

Maximum Front-End Sales Charges                                           None
Maximum Back-End Sales Charges                                            None
Maximum Sales Charge on Reinvested Dividends                              None
Redemption Fees                                                           0.50%1


                        ANNUAL FUND OPERATING EXPENSES:
                 (expenses that are deducted from Fund assets)

Management Fees                                                           0.90%2
Distribution (12b-1) Fees                                                 0.25%3
Other Expenses                                                            0.00%
                                                                        -------
Total Annual Fund Operating Expenses                                      1.15%
                                                                        -------


1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities.

2. Management fees include a fee of 0.40% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser. As of November 1, 2000, the Fund's Board of Directors approved a reduction in administrative fees from 0.60% to 0.50%. The table of Annual Operating Expenses above reflects the lower fee schedule.

3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

AN EXAMPLE OF EXPENSES OVER TIME:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      ONE YEAR          THREE YEARS          FIVE YEARS          TEN YEARS
--------------------------------------------------------------------------------
       $  117             $  365               $  633             $1,398


A redemption fee of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

ADDITIONAL INVESTMENT INFORMATION


The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

Described below are the types of securities in which the Fund primarily invests. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

COMMON STOCKS. The Fund will ordinarily invest at least 65% of its total assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

PREFERRED STOCK. The Fund may invest, without limitation, in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

THE FUND'S INVESTMENT ADVISER

Salem Investment Counselors, Inc. (the "Adviser"), 480 Shepherd Street, Winston-Salem, North Carolina 27103, an investment advisory company founded in 1979 and registered as such with the Securities and Exchange Commission, is the investment adviser to the Fund. The Adviser is one of the largest private financial counseling firms in North Carolina, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser has been investment adviser to the Fund since its inception.

For its investment advisory services to the Fund, the Adviser receives from the Fund, on the last day of each month, a fee equal to an annual rate of 0.40% of average daily net asset value of the Fund. For the Fund's fiscal year ending September 30, 2000, the Fund paid the Adviser $31,540 in investment advisory fees.

Portfolio Manager
Mr. David B. Rea is President of the Adviser and acts as the portfolio manager for the Fund. Mr. Rea is also President of the Fund. Mr. Rea has been managing investment portfolios for individuals, corporations, trusts and retirement accounts since joining the Adviser in 1984. Mr. Rea has earned an MBA in finance, a law degree, and is a Chartered Financial Analyst. He has also served as Treasurer to the North Carolina Society of Chartered Financial Analysts.


HOW TO BUY SHARES OF THE FUND


Minimum Investment Amounts
--------------------------
Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                      MINIMUM                  MINIMUM
TYPE OF               INVESTMENT               SUBSEQUENT
ACCOUNT               TO OPEN ACCOUNT          INVESTMENTS
--------------------------------------------------------------------------------
Regular               $1,000                   $  500
IRAs                  $  500                   $   50
--------------------------------------------------------------------------------

                       AUTOMATIC INVESTMENT PLAN MEMBERS:

                      MINIMUM                  MINIMUM
TYPE OF               INVESTMENT               SUBSEQUENT
ACCOUNT               TO OPEN ACCOUNT          INVESTMENTS
--------------------------------------------------------------------------------
Regular               $1,000                   $  100 per month minimum
IRAs                  $  500                   $   50 per month minimum
--------------------------------------------------------------------------------

Opening and Adding To Your Account
----------------------------------
You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may make additional purchases by telephone. You may also invest in the Fund through an automatic investment plan. Any questions you may have can be answered by calling the Fund, toll-free, at 1-888-575-4800.

Purchasing Shares By Mail
-------------------------
To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Shepherd Street Equity Fund, and mail the Form and check to:


     By Mail:                                By Overnight Courier:
     --------                                ---------------------
     Shepherd Street Funds, Inc.             Shepherd Street Funds, Inc.
     c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                          135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246-9453


To make subsequent purchases, simply make a check payable to the Shepherd Street Equity Fund and mail the check to the above-mentioned address. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK.

Your purchase order, if accompanied by payment, will be processed upon receipt by Ultimus Fund Solutions, LLC, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.   Call 1-888-575-4800 to inform us that a wire is being sent.
2.   Fill out and mail or fax an Account Application to the Transfer Agent
3.   Obtain an account number from the Transfer Agent
4.   Ask your bank to wire funds to the account of:


                       Firstar Bank, N.A. ABA# 042000013
                        For Shepherd Street Equity Fund
                              Account # 199456567
            Further Credit Account # (Your Name and Account Number)


Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the transfer agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Automatic Investment Plan
----------------------------------------------
You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this  option  if  you  have  an  account  maintained  at  a  domestic  financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-888- 575-4800.

Purchasing Shares by Telephone
------------------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.


Determining Share Prices
------------------------
Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Distribution Fees
-----------------
The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 to assist in the distribution of its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing and distribution expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

Be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.


Miscellaneous Purchase Information
----------------------------------
The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.


By Mail
-------
Redemption requests should be mailed via U.S. mail or overnight courier service to:

     By U.S. Mail:                           By Overnight Courier:
     -------------                           ---------------------
     Shepherd Street Funds, Inc.             Shepherd Street Funds, Inc.
     c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                          135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246-9453


The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees
--------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)       if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)      any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Transfer Agent within 15 days previous to the request for redemption.


In addition, signature guarantees are required for all redemptions of $50,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-888-575-4800 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared, a period that may last up to 15 days.


By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian currently charges a $13 fee for outgoing wires. This charge is subject to change at any time.


Redemption At The Option of The Fund
------------------------------------
If the value of the shares in your account falls to less than $1,000, the Fund may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.


Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.


TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

According to the law of Maryland under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. Please see the SAI for further information on your rights as a shareholder.


The Board of Directors of the Fund has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of the Code with the Securities and Exchange Commission. Copies of the Code may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Code is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance since it began investment operations on October 2, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) for each period indicated. This information has been audited by Tait, Weller & Baker. These Financial Highlights, along with other information concerning the Fund, are included in the Fund's annual report, which is available without charge upon request.

Per Share Data (For a Share Outstanding Throughout Each Period)

                                                          FOR THE YEAR         FOR THE PERIOD
                                                             ENDED                 ENDED
                                                       SEPTEMBER 30, 2000    SEPTEMBER 30, 1999*
                                                       ------------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  12.84              $  10.00
                                                            --------              --------

INVESTMENT OPERATIONS:
    Net investment income (loss)                               (0.04)                 0.01
    Net realized and unrealized gain on investments             2.26                  2.83
                                                            --------              --------
         Total from investment operations                       2.22                  2.84
                                                            --------              --------

DISTRIBUTIONS:
    From net investment income                                 (0.01)                   --
    From net realized gains                                    (0.24)                   --
                                                            --------              --------
         Total distributions                                   (0.25)                   --
                                                            --------              --------

NET ASSET VALUE, END OF PERIOD                              $  14.81              $  12.84
                                                            ========              ========

TOTAL RETURN                                                   17.32%                28.40%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000's)                    $  9,658              $  5,707
    Ratio of expenses to average net assets                     1.25%                 1.25%(1)
    Ratio of net investment income (loss) to
      average net assets                                       (0.37)%                0.10%(1)
    Portfolio turnover rate                                    73.18%                28.10%

(1)  Annualized

* The Shepherd Street Equity Fund commenced investment operations on October 2, 1998.

FOR MORE INFORMATION


Additional information about the Fund is available in the Fund's Statement of Additional Information (SAI) and Annual Report. The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated January 15, 2001, has been filed with the SEC and is incorporated by reference into this Prospectus. The Fund's audited Annual Report, dated September 30, 2000, contains information concerning the Fund's performance during its past fiscal year of operations and for past periods. The Annual Report also contains management's discussion of the factors that affected the Fund's performance for the past year. You may obtain a copy of the Fund's Annual Report, free of charge, by requesting one from the Fund.


To receive information concerning the Fund, or to request a copy of the SAI or other documents relating to the Fund, please contact the Fund at:


                        The Shepherd Street Funds, Inc.
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707
                                 1-888-575-4800


A copy of your requested document(s) will be sent to you within three days of your request.

OR YOU MAY VISIT OUR WEB SITE ON THE INTERNET AT WWW.SHEPHERD STREETFUNDS.COM:


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


                   Investment Company Act File No.: 811-8883

                         THE SHEPHERD STREET EQUITY FUND
                             MUTUAL FUND APPLICATION

    This application will open any type of account except an IRA and 403b(7). Please complete all information exactly as you wish it to appear on the account

[1]  REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     [A]  [ ]  Individual or [ ] Joint Tenants _________________________________
          Owner Name ________________________ Social Security Number ___-__-____
          and (if any)
          Joint Owner Name _____________________________________________________
                          (JOINT TENANCY IS ASSUMED UNLESS OTHERWISE SPECIFIED)

     [B]  Gift to a Minor Custodian's Name _____________________________________
          as custodian for _____________________________________________________
                 (PLEASE DESIGNATE ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT)

          Minor's Name _________________________________________________________
          Minor's Social Security Number ___-__-____
          Custodian's State of Residence _______________________________________

     [C]  Trust     Trustee(s)' Name ___________________________________________
          Name of Trust ___________________________ Date of Agreement___________

     [D]  [ ] Corporation [ ] Partnership [ ] Other
          Entity Name _______________________ Social Security Number ___-__-____
                                              (If sole Proprietor)
          Taxpayer Identification Number ________-______________________________
          (If other entity)
          CORPORATIONS, TRUSTS AND PARTNERSHIPS REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.
--------------------------------------------------------------------------------
[2]  YOUR INVESTMENT

     Please make checks payable to Shepherd Street Equity Fund ($1,000 minimum)

     [ ] Check enclosed $ _____________  [ ] Wired from Bank $ _______________
                                             Date _______ Wire Number ________
--------------------------------------------------------------------------------
[3]  DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (If no choice is made, dividends and capital gains will be reinvested.) INCOME DIVIDENDS [ ] reinvested [ ] paid in cash

     CAPITAL GAINS DISTRIBUTIONS [ ] reinvested [ ] paid in cash
--------------------------------------------------------------------------------
[4]  OTHER INFORMATION

     Employer Name _________________________________ Phone Number ______________
     Employer Address ______________________________
     Occupation ____________________________________ U.S. Citizen?[ ] Yes [ ] No

     Are you an associated person of an NASD member? [ ] Yes [ ] No
--------------------------------------------------------------------------------
[5]  TELEPHONE/MAIL REDEMPTIONS

     You may redeem shares, subject to the limitations set forth in the Prospectus, from your account simply by calling Ultimus Fund Solutions. Please check the box below to establish the Telephone/Mail Redemption Service.
     [ ] I want Telephone/Mail Redemption Service.
--------------------------------------------------------------------------------
[6]  WIRE REDEMPTIONS

     I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

     Bank Name ______________________________ Bank Account Number ______________
     Bank Address ___________________________ Bank Telephone Number ____________
     Name(s) in which bank account is Registered _______________________________

     o A signature guarantee will be required if your bank registration does not match your Shepherd Street Equity Fund account registration. Please review the rules for signature guarantees in the Prospectus.
--------------------------------------------------------------------------------
              ANY QUESTIONS? PLEASE CALL TOLL-FREE (888) 575-4800.

[7] THE SHEPHERD STREET EQUITY FUND AUTOMATIC INVESTMENT PLAN. A VOIDED CHECK MUST BE ATTACHED.

     Bank Name _______________________ Bank Address ____________________________
     Bank Transit/ABA No. __________________ My Account No. ____________________
                             (nine digits)
     Select Monthly deposit (minimum $100) amount and day:
     [ ]  1st of the month (or next business day)
     [ ]  15th of the month (or next business day) $ _________ Amount of Deposit

     The Shepherd Street Equity Fund ACH is a convenient way to purchase shares automatically or at your discretion. The Shepherd Street Equity Fund provides a convenient way to transfer money from your bank account to your Shepherd Street account. Please note savings accounts are not eligible for ACH. We will send confirmation of your Shepherd Street Equity Fund ACH services; please wait 3 weeks after receiving the notice before using the service.
--------------------------------------------------------------------------------
[8]  SIGNATURE

     Please sign application, enclose your check and mail to:

                         THE SHEPHERD STREET EQUITY FUND
                         P.O. BOX 46707
                         CINCINNATI, OH 45246-0707

     I/we are of legal age and have full authority to purchase shares in The Shepherd Street Equity Fund. I/we have received and read the current Prospectus, agree to its terms and understand that by signing below (a) I/We hereby ratify all instructions given on this account and agree that nei-ther the Fund nor Ultimus Fund Solutions, LLC nor their affiliates will be liable for any loss, cost or expense for acting upon such instructions (by telephone or writing) believed by it to be genuine and in accordance with the procedures described in the Prospectus, and (b) as required by Federal Law, I/We certify under Penalties of Perjury (1) that the Social Security or Taxpayer Identification Number provided herein is correct, (2) that the IRS has never notified me/us that I/we are subject to backup withholding, and (3) I/we are U.S. persons (including a U.S. resident alien). (Note: if part (2) of this sentence is not true in your case, please strike out that part before signing.)

     Owner or Custodian _________________________________________ Date _________

     Joint Owner (if any) _______________________________________ Date _________
     Corporate Officers or Trustees (Please complete certification.)

     Signature _________________________ Title __________________ Date _________

     Signature _________________________ Title __________________ Date _________

     COMPLETE  THE   CERTIFICATION   BELOW  ONLY  IF  YOU  ARE  A   CORPORATION,
     PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

     I hereby certify: i) that I am the duly qualified _________ of ________, a _______ duly organized and existing under the laws of _________________.

     OR                                                               CORPORATE
                                                                         SEAL

     ii( that ____________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of ____________________________________________

     That all actions by shareholders, directors, trustees, partners, and other bodies necessary to execute the Purchase Application and establish an account with The Shepherd Street Equity Fund have been taken, and further

     That the following officer(s) or trustee(s) are, and until further notice to The Shepherd Street Equity Fund will be, duly authorized and empowered to purchase, sell, assign, transfer and withdraw securities and funds from the account established hereby.

     Name ________________________ Title _______________ Signature _____________

     Name ________________________ Title _______________ Signature _____________

     Signature of certifying officer ____________________________ Date _________

--------------------------------------------------------------------------------

THE SHEPHERD STREET
EQUITY FUND                                            address label

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                           SHEPHERD STREET EQUITY FUND

                             DATED JANUARY 15, 2001


                                   A series of
                         THE SHEPHERD STREET FUNDS, INC.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                                 1-888-575-4800


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Shepherd Street Equity Fund (the "Fund"), dated January 15, 2001. You may obtain a copy of the Fund's Prospectus, free of charge, by writing to The Shepherd Street Funds, Inc, c/o Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling 1-888-575-4800.


                                TABLE OF CONTENTS

     Management of the Fund ...........................................   1
     Investment Policies and Restrictions .............................   2
     Investment Adviser ...............................................   7
     Directors and Officers ...........................................   9
     Performance Information ..........................................  12
     Purchasing and Redeeming Shares ..................................  13
     Tax Information ..................................................  13
     Portfolio Transactions ...........................................  15
     Custodian ........................................................  15
     Transfer Agent, Fund Accountant and Administrator ................  16
     Principal Underwriter ............................................  16
     Independent Accountants ..........................................  17
     Legal Counsel ....................................................  17
     Distribution Plan ................................................  17
     Financial Statements .............................................  18

                             MANAGEMENT OF THE FUND

The Shepherd Street Funds, Inc. (the "Company"), an open-end management investment company, was incorporated in Maryland on July 16, 1998. The affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable. The day-to-day operations of the Fund are delegated to the Fund's investment adviser.

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the Fund's investments and its investment restrictions.

The Fund is a diversified Fund, meaning that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 65% of total assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The complete list of securities in which the Fund may ordinarily invest is listed in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 65% of its total assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

PREFERRED STOCK. The Fund may invest, without limitation, in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITS.

OPTIONS ON EQUITIES. Although the Fund will not normally do so, the Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on indexes. Options contracts can include long-term options with durations of up to three years.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets. When writing covered call options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

RISK FACTORS. The primary risks associated with the use of options are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market fund). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Fund's net assets and/or 3% of any investment company's outstanding securities.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES. The Fund may hold up to 100% of its net assets in cash to maintain liquidity and for temporary defensive purposes.

The Fund may take a temporary defensive position when, in the Adviser's opinion, market conditions are such that investing according to the Fund's normal investment objectives would place the Fund in imminent risk of loss. In such an event, the Adviser could temporarily convert some or all of the Fund's investments to cash. Such actions are subject to the supervision of the Board of Directors. You should be aware that any time the Fund is assuming a temporary defensive position, the Fund will not be invested according to its investment objectives, and its performance will vary, perhaps significantly, from its norm.

RESTRICTED AND ILLIQUID SECURITIES.
The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.
The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

PORTFOLIO TURNOVER.
The Fund's portfolio turnover rates for its fiscal years ending on September 30, 1999 and 2000 were 28.10% and 73.18%, respectively. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Adviser attempts to maintain a portfolio turnover ratio below 100%, but you should be aware that the Adviser may exceed that ratio in any given year.

The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

5. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.   Make margin purchases or short sales of securities;

7. Invest in companies for the purpose of management or the exercise of control;

8. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

9. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser;

10. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

11. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

12.  Purchase warrants on securities;

13.  Issue senior securities; or

14.  Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 14 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);
b. Invest more than 15% of its net assets in securities that are not readily marketable;
c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization;
d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.

                               INVESTMENT ADVISER

Information on the Fund's Investment Adviser, Salem Investment Counselors, Inc., is set forth in the Prospectus. This section contains additional information concerning the Adviser.

Salem Investment Counselors, Inc. (the "Adviser") was organized under the laws of the State of North Carolina as an investment advisory corporation in 1979. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in April 1979. The Adviser is one of the largest private financial counseling firms in North Carolina, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to services agreements with the Fund dated September 30, 1998. Messrs. David B. Rea, Robert T. Beach, and William R. Watson are officers of the Adviser and Directors of the Company. Accordingly, each of those persons is considered an "affiliated person", as that term is defined in the Investment Company Act of 1940, as amended (the 1940
Act). Mr. David B. Rea is portfolio manager for the Fund.

Investment Advisory Agreement.
-----------------------------
The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Company or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.


The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). For the Fund's fiscal years ended September 30, 1999 and 2000, the Fund paid investment advisory fees of $13,274 and $31,540, respectively, to the Adviser.


Operating Services Agreement.
-----------------------------
The Company has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser. Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.   accounting                                   6.   custodial
2.   administrative                               7.   fund share distribution
3.   legal (except litigation)                    8.   shareholder reporting
4.   dividend disbursing and transfer agent       9.   sub-accounting, and
5.   registrar                                    10.  record keeping services


For its services to the Fund under the Services Agreement, the Fund pays to the Adviser, on the last day of each month, a fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the net asset value of the Fund. For the Fund's fiscal years ended September 30, 1999 and 2000, the Fund paid fees under the Services Agreement of $19,911 and $47,310, respectively, to the Adviser.

The effect of the Advisory Agreement and the Services Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution (12b-1) fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.


Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.


On October 5, 2000, the Adviser, with the Company's consent, entered into agreements with Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230,
Cincinnati, Ohio ("Ultimus") to provide transfer agency, fund accounting and administrative services for the Fund, and a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), wherein the Distributor acts as principal underwriter for the Fund's shares. Prior to October 5, 2000, Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania, provided accounting, transfer agency and administrative services to the Fund and Declaration Distributors, Inc. served as principal underwriter to the Fund. All fees charged by Ultimus and the Distributor are paid by the Adviser. The Adviser also previously paid all fees charged by the Declaration Group.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Distributor. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of the Code with the Securities and Exchange Commission. Copies of the Code may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The Code is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


                             DIRECTORS AND OFFICERS


The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors and executive officers of the Company are listed below. The business address of each director and officer is 480 Shepherd Street, Winston-Salem, North Carolina 27103.


                          Position          Principal Occupation for
Name, Age                 with Company      The Last Five Years
-------------------------------------------------------------------------------------------------

David B. Rea*             President and     Officer of Salem Investment Counselors,
(Age 45)                  Director          Inc. since 1984. President since 1994.
                                            Registered Investment Adviser, Chartered Financial
                                            Analyst (1987). MBA degree, Indiana University,
                                            1981. Juris Doctorate degree, Wake Forest
                                            University School of Law, 1979. Certified Public
                                            Accountant (1982).

Robert T. Beach*          Director and      Investment Counselor with Salem
(Age 54)                  Vice President    Investment Counselors, Inc. since 1985.
                                            Undergraduate degree, Dartmouth College. MBA
                                            degree, Stanford Graduate School of Business. Juris
                                            Doctorate degree, Stanford Law School. Chartered
                                            Financial Analyst (1988)

                                      -9-

William R. Watson*        Director and      Investment Counselor with Salem
(Age 59)                  Vice President    Investment Counselors, Inc. since 1982.
                                            Undergraduate degree, North Carolina State
                                            University, 1963. MBA Degree, University of North
                                            Carolina, 1976. Chartered Financial Analyst (1975)

James T. Broyhill**       Director          Retired. Former Secretary of North
(Age 73)                                    Carolina Dept. of Economic & Community
                                            Development, 1989-91. United States Senator, July
                                            1996-November 1996. Member of The United States
                                            House of Representatives, 1963-1986. Director, BMC
                                            Fund (a closed-end investment company).

Ralph M. Stockton, Jr.    Director          Attorney, partner in firm of Kilpatrick
(Age 73)                                    Stockton since 1952.Undergraduate degree,
                                            University of North Carolina, 1948. Juris Doctorate
                                            degree, with Honors, University of North Carolina
                                            School of Law. Member, American Bar Association,
                                            U.S. Supreme Court Historical Society, North
                                            Carolina Bar Association. Inducted into North
                                            Carolina Bar Association General Practice Hall of
                                            Fame, 1993.

Helen C. Hanes            Director          Private Investor. Undergraduate degrees
(Age 83)                                    from Marion College and Wittenberg
                                            University. Doctorate of Humane Letters from
                                            Roanoke College.


Dale M. Brown*            Vice President    Investment Counselor with Salem
(Age 48)                                    Investment Counselors, Inc. since 1988.
                                            Undergraduate degree, University of North
                                            Carolina, 1975. Juris Doctorate degree,
                                            University of North Carolina School of Law,
                                            1979.

Jeffrey C. Howard*        Secretary and     Investment Counselor with Salem
(Age 46)                  Treasurer         Investment Counselors, Inc. since 1996.
                                            Undergraduate degree, Duke University, 1976.
                                            Juris Doctorate degree, University of Tulsa
                                            College of Law, 1979.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.
**   James T. Broyhill is the father-in-law of Robert T. Beach.

The table below sets forth the compensation paid by the Company to each of the directors of the Company during the fiscal year ended September 30, 2000:

Name of Director         Compensation   Pension    Annual     Total Compensation
                         from Company   Benefits   Benefits   Paid to Director
--------------------------------------------------------------------------------
David B. Rea                $ 0.00       $ 0.00     $ 0.00          $ 0.00

William R. Watson           $ 0.00       $ 0.00     $ 0.00          $ 0.00

Robert T. Beach             $ 0.00       $ 0.00     $ 0.00          $ 0.00

James T. Broyhill           $3,750       $ 0.00     $ 0.00          $3,750

Ralph M. Stockton, Jr.      $3,250       $ 0.00     $ 0.00          $3,250

Helen C. Hanes              $3,750       $ 0.00     $ 0.00          $3,750


As of December 31, 2000, the following accounts owned of record 5% or more of the Fund's outstanding shares:

Name and Address                         Number of Fund     Percentage of Fund's
of Shareholder                           Shares Owned       Outstanding Shares
--------------------------------------------------------------------------------

Wachovia Securities, Inc.                     58,083             7.75%
FBO Client Accounts
P.O. Box 1220
Charlotte, NC  28201

Wachovia Securities, Inc.                     47,483             6.34%
FBO Client Accounts
P.O. Box 1220
Charlotte, NC  28201

Arrow & Co.                                   41,148             5.49%
FBO Client Accounts
P.O. Box 30010
Durham, NC 27702


The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           n
Average Annual Total Return is computed as follows: P (1+T) = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                           Yield = 2[(a-b/cd + 1) - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends
               d = the maximum  offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a redemption fee equal to 0.50% of the NAV.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


During the fiscal years ended September 30, 1999 and 2000, the Fund paid brokerage commissions of $6,159 and $12,355, respectively.


                                    CUSTODIAN


Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund's cash and securities pursuant to an agreement between the Bank, the Company and the Adviser dated December 15, 2000. As custodian, Firstar holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by Firstar are paid by the Adviser. Prior to December 15, 2000, First Union National Bank, Philadelphia, Pennsylvania, served as the Fund's custodian.

                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Effective October 5, 2000, the Adviser has retained Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to act as the Fund's transfer agent. Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Adviser for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Adviser pays a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Adviser pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of the Fund's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

Prior to October 5, 2000, Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, provided the transfer agency, accounting and administrative services described above with respect to Ultimus. All fees charged by Declaration Services Company were paid by the Adviser.

                              PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Fund's shares under state securities laws and to assist in the sale of shares. The Distributor is an affiliated company of the Fund's transfer agent, Ultimus Fund Solutions, LLC. The Distributor is compensated by the Adviser for its services to the Company under a written agreement for such services dated October 5, 2000.

Prior to October 5, 2000, Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, performed the above-described functions pursuant to a written agreement between the Adviser, the Company and Declaration. All fees charged by Declaration were paid by the Adviser.


                             INDEPENDENT ACCOUNTANTS


Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, Pennsylvania 19103, served as the Company's independent auditors for its fiscal year ending September 30, 2000 and have been appointed to serve as the Company's independent auditors for the Company's 2001 fiscal year.


                                  LEGAL COUNSEL

David Jones & Assoc., P.C., 4747 Research Forest Drive, Suite 180, # 303, The Woodlands, Texas 77381, has passed on certain matters relating to this Registration Statement and acts as counsel to the Company.

                                DISTRIBUTION PLAN

As noted in the Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of the Fund's average daily net assets to the Adviser, the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

Pursuant to the Plan, the Adviser is paid a fee each month (up to the maximum of 0.25% per annum of average net assets of each share class) for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan. In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of NASD Regulation, Inc.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Company's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested Directors be done by the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, or 3) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Company, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.


                              FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the audited annual report of the Fund dated September 30, 2000

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------

                                                                 -----------
                                                                   SHEPHERD
                                                                    STREET
                                                                    EQUITY
                                                                     FUND
                                                                 -----------

Dear Shareholder:

     I am very pleased to present you with the annual report of the Shepherd Street Equity Fund. On September 30, 2000, the Fund completed its second year of investment activity with a one year return of 17.32% and a two year cumulative return, including reinvested dividends, of 50.64%. This investment performance calculates to an annualized rate of return of 22.74% for the past two years. By comparison, the Standard & Poors 500 index gained 49.27% on a cumulative basis and had an annualized two year return of 22.18%.

     Your Fund's performance was achieved through a disciplined investment strategy that includes a diverse portfolio of common stocks. We have also taken advantage of some relatively short term opportunities in the equity markets. For example, technology stocks contributed to our performance in the third and fourth quarters of 1999. As we somewhat reduced our holdings in that sector in early 2000, our investments in the health care, pharmaceutical, financial and energy sectors helped the Fund achieve solid returns.

     Over the past two years, we have witnessed extraordinary volatility in various sectors of the financial markets. For example, when the Fund began in October 1998 we were in the midst of an Asian financial crisis that many thought would spill over to markets throughout the world. We then entered a period of substantial over-performance for technology issues and under-performance in traditional value and "old economy" stocks. Recently, as most technology stocks have declined, other sectors have taken the lead. We will continue to own a focused and diverse portfolio of value and growth companies that range from small to large in capitalization, which we believe is the key to long-term investment success.

     As your portfolio manager, we are sensitive to the tax consequences of our investment actions and the fees you pay for management of the Fund. During this past fiscal year, $.24 was distributed to you by way of capital gains and dividend distributions, and we are pleased to announce that the Board has approved a 10% reduction in our management fees effective November 1, 2000.

     We are also pleased to announce that your Fund is now serviced and distributed by Ultimus Fund Solutions, LLC, located in Cincinnati, Ohio. We believe that Ultimus is the premier provider of shareholder services for funds like ours and that we will be able to further reduce shareholder expenses as a result of this change. As an additional benefit to our shareholders, we expect to announce soon the availability of Internet access to your Shepherd Street Equity Fund account.

     We very much appreciate your investment, and promise to strive for continued growth in your portfolio.

                                   Sincerely yours,

                                   /s/ David B. Rea

                                   David B. Rea
                                   President, The Shepherd Street Funds, Inc.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

                                                        9/2000
                                                        -------
                Shepherd Street Equity Fund             $15,064
                S&P 500 Index                           $14,927

           Past performance is not predictive of future performance.

                         -----------------------------
                          Shepherd Street Equity Fund
                          Average Annual Total Returns
                           1 Year    Since Inception*
                           ------    ----------------
                           17.32%          22.74%
                         -----------------------------

*Initial public offering of shares was October 2, 1998.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                       MARKET
   SHARES                                                               VALUE
   ------                                                               -----
              COMMON STOCKS -- 97.2%
              BASIC MATERIALS -- 5.3%
     7,000    Great Lakes Chemical Corp. .......................    $    205,188
     8,000    Martin Marietta Materials ........................         306,240
                                                                    ------------
                                                                         511,428
                                                                    ------------
              CAPITAL GOODS -- 4.0%
     4,865    Koninklijke Philips Electronics NV ...............         206,763
     2,000    Minnesota Mining & Manufacturing Company .........         182,250
                                                                    ------------
                                                                         389,013
                                                                    ------------
              CONSUMER CYCLICALS -- 7.0%
    34,000    Clayton Homes, Inc ...............................         340,000
     7,600    Tribune Company ..................................         331,550
                                                                    ------------
                                                                         671,550
                                                                    ------------
              CONSUMER STAPLES -- 10.0%
    14,000    AT&T Corp. - Liberty Media Corporation (a) .......         252,000
     8,675    PepsiCo, Inc .....................................         399,050
     6,875    SYSCO Corporation ................................         318,398
                                                                    ------------
                                                                         969,448
                                                                    ------------
              ENERGY -- 6.5%
     2,000    Exxon Mobil Corporation ..........................         178,250
     7,000    Houston Exploration Company (a) ..................         176,750
     7,000    Louis Dreyfus Natural Gas Corp. (a) ..............         277,375
                                                                    ------------
                                                                         632,375
                                                                    ------------
              FINANCIAL -- 21.8%
    11,000    BB&T Corporation .................................         331,375
     8,000    Capital One Financial Corporation ................         560,500
    15,500    CENIT Bancorp, Inc ...............................         228,625
     7,333    Citigroup Inc ....................................         396,440
    19,800    Triad Guaranty Inc. (a) ..........................         589,050
                                                                    ------------
                                                                       2,105,990
                                                                    ------------

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

                                                                       MARKET
   SHARES                                                               VALUE
   ------                                                               -----
              HEALTH CARE -- 16.4%
     4,100    Cardinal Health, Inc .............................    $    361,569
     5,250    Guidant Corporation ..............................         371,109
     6,050    Merck & Co., Inc .................................         450,347
    21,000    PharmaNetics, Inc. (a) ...........................         399,000
                                                                    ------------
                                                                       1,582,025
                                                                    ------------
              TECHNOLOGY -- 26.2%
     6,000    America Online, Inc. (a) .........................         322,500
     4,600    Cisco Systems, Inc. (a) ..........................         254,150
    14,500    CommScope, Inc. (a) ..............................         355,250
     2,500    EMC Corporation (a) ..............................         247,813
     2,550    Hewlett-Packard Company ..........................         247,350
     6,600    Intel Corporation ................................         274,725
     5,950    Microsoft Corporation (a) ........................         358,487
     6,200    Nokia Oyj ADR ....................................         246,838
     7,000    RF Micro Devices, Inc. (a) .......................         219,625
                                                                    ------------
                                                                       2,526,738
                                                                    ------------

              TOTAL COMMON STOCKS-- 97.2% (COST $8,407,771) ....    $  9,388,567
                                                                    ------------

   FACE
  AMOUNT
  ------
              SHORT TERM MONEY MARKET SECURITIES -- 2.6%
$253,426      Evergreen Select Money Market Fund
              (Cost $253,426)...................................    $    253,426
                                                                    ------------
              TOTAL INVESTMENTS AT VALUE-- 99.8% (COST $8,661,197)  $  9,641,993
              OTHER ASSETS IN EXCESS OF  LIABILITIES -- 0.2% ...          15,832
                                                                    ------------
              NET ASSETS -- 100.0% .............................    $  9,657,825
                                                                    ============

              (a) Non-income producing security.

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS:
  Investments, at market (identified cost $8,661,197)(note 1) ..    $  9,641,993
  Receivables:
    Dividends and interest .....................................           4,656
    Fund shares sold ...........................................          19,329
                                                                    ------------
      Total assets .............................................       9,665,978
                                                                    ------------

LIABILITIES:
  Payables:
    Due to Advisor .............................................           6,164
    Accrued distribution fees ..................................           1,989
                                                                    ------------
      Total liabilities ........................................           8,153
                                                                    ------------
NET ASSETS .....................................................    $  9,657,825
                                                                    ============

NET ASSETS CONSIST OF:
  Common stock (Unlimited shares of $.0001 par value
    authorized, 652,327 shares outstanding)(note 2) ............    $         65
  Additional capital paid-in ...................................       8,404,100
  Accumulated realized gain on investments .....................         272,864
  Net unrealized gain on investments ...........................         980,796
                                                                    ------------

Net Assets, for 652,327 shares outstanding .....................    $  9,657,825
                                                                    ============
Net Asset Value, offering and redemption price per share .......    $      14.81
                                                                    ============

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Interest ....................................................    $     11,104
  Dividends ...................................................          58,534
                                                                   ------------
    Total investment income ...................................          69,638
                                                                   ------------

EXPENSES:
  Investment advisory fees (note 4) ...........................          31,540
  Distribution fees (note 4) ..................................          19,713
  Service fees (note 4) .......................................          47,310
                                                                   ------------
    Total expenses ............................................          98,563
                                                                   ------------
  Net investment loss .........................................         (28,925)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments ............................         301,788
  Net change in unrealized appreciation on investments ........         834,008
                                                                   ------------
                                                                      1,135,796
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $  1,106,871
                                                                   ============

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR       FOR THE PERIOD
                                                                 ENDED               ENDED
                                                          SEPTEMBER 30, 2000  SEPTEMBER 30, 1999*
                                                          ------------------  -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ..........................    $    (28,925)       $      3,156
  Net realized gain on investments ......................         301,788             131,866
  Net change in unrealized appreciation on investments ..         834,008             146,788
                                                             ------------        ------------
Net increase in net assets resulting from operations ....       1,106,871             281,810
                                                             ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .................................          (3,156)                 --
  Net realized gain on investments ......................        (131,866)                 --
                                                             ------------        ------------
Total Distributions .....................................        (135,022)                 --
                                                             ------------        ------------

Increase in net assets from Fund
  share transactions (note 2) ...........................       2,978,722           5,325,444
                                                             ------------        ------------
Increase in net assets ..................................       3,950,571           5,607,254

NET ASSETS:
  Beginning of period ...................................       5,707,254             100,000
                                                             ------------        ------------
  End of period** .......................................    $  9,657,825        $  5,707,254
                                                             ============        ============

* The Shepherd Street Equity Fund commenced operations on October 2, 1998.
** Including undisributed net investment income of $0 and $3,156, respectively.

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)

                                                           FOR THE YEAR        FOR THE PERIOD
                                                               ENDED                ENDED
                                                        SEPTEMBER 30, 2000   SEPTEMBER 30, 1999*
                                                        ------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............       $      12.84         $      10.00
                                                           ------------         ------------

INVESTMENT OPERATIONS:
  Net investment income (loss) .....................              (0.04)                0.01
  Net realized and unrealized gain on investments ..               2.26                 2.83
                                                           ------------         ------------
    Total from investment operations ...............               2.22                 2.84
                                                           ------------         ------------

DISTRIBUTIONS:
  From net investment income .......................              (0.01)                  --
  From net realized gains ..........................              (0.24)                  --
                                                           ------------         ------------
    Total  distributions ...........................              (0.25)                  --
                                                           ------------         ------------

NET ASSET VALUE, END OF PERIOD .....................       $      14.81         $      12.84
                                                           ============         ============

TOTAL RETURN .......................................             17.32%               28.40%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .............       $      9,658         $      5,707
  Ratio of expenses to average net assets ..........              1.25%                1.25%(1)
  Ratio of net investment income (loss)
    to average net assets ..........................             (0.37)%               0.10%(1)
  Portfolio turnover rate ..........................             73.18%               28.10%

(1)  Annualized
* The Shepherd Street Equity Fund commenced operations on October 2, 1998.

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Salem Investment Counselors, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended September 30, 2000 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         284,907     $  4,104,075
     Reinvestments ......................           9,454          135,002
     Redeemed ...........................         (86,499)      (1,260,355)
                                             ------------     ------------
     Net Increase .......................         207,862     $  2,978,722
                                             ============     ============

     Transactions in shares of the Fund for the period ended September 30, 1999 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         443,757     $  5,446,989
     Redeemed ...........................          (9,292)        (121,545)
                                             ------------     ------------
     Net Increase .......................         434,465     $  5,325,444
                                             ============     ============

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund were $8,332,384 and $5,640,133, respectively, for the year ended September 30, 2000.

     At September 30, 2000, the Fund's net unrealized appreciation on investments of $980,796 consisted of gross unrealized appreciation of $1,702,819 and gross unrealized depreciation of $722,023, based on a total tax cost of investments of $8,661,197.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received fees of $31,540 under the Advisory Agreement.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received fees of $47,310 under the Servicing Agreement.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS - CONTINUED

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     During the year ended September 30, 2000, the Fund and the Advisor were parties to an Investment Company Services Agreement (the "ICSA") with Declaration Service Company ("Declaration"), under which Declaration provided day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Declaration under the ICSA were paid by the Advisor (not the Fund). Effective October 5, 2000, the ICSA with Declaration was terminated and a similar agreement was entered into with Ultimus Fund Solutions, LLC.

     During the year ended September 30, 2000, the Fund and the Advisor were parties to a Distribution Agreement with Declaration Distributors, Inc., under which Declaration Distributors, Inc. provided distribution services to the Fund and served as principal underwriter to the Fund. Effective October 5, 2000, the Distribution Agreement with Declaration Distributors, Inc. was terminated and a similar agreement was entered into with Ultimus Fund Distributors, LLC.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received payments from the Fund of $19,713.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2000, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements and financial highlights provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
October 18, 2000

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

          INVESTMENT ADVISER:
   Salem Investment Counselors, Inc.
          480 Shepherd Street
  Winston-Salem, North Carolina 27103             --------------------------

         SHAREHOLDER SERVICES:                             SHEPHERD
      Ultimus Fund Solutions, LLC
     135 Merchant Street, Suite 230                         STREET
         Cincinnati, Ohio 45246
                                                            EQUITY
             LEGAL COUNSEL:
The Law Offices of David D. Jones, P.C.                      FUND
       4747 Research Forest Drive
             Suite 180 #303                       --------------------------
        The Woodlands, TX 77381

          INDEPENDENT AUDITORS
          Tait, Weller & Baker
        8 Penn Center, Suite 800
      Philadelphia, PA 19103-2108
                                                  ==========================

                                                THE SHEPHERD STREET FUNDS, INC.
                                                         ANNUAL REPORT
                                                       SEPTEMBER 30, 2000

                                     PART C
                                OTHER INFORMATION

ITEM 23 EXHIBITS

a.   ARTICLES OF INCORPORATION.
          Incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.

b.   BYLAWS
          Incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.


c.   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS
          See By-laws.


d.   INVESTMENT ADVISORY AGREEMENTS
          Investment Advisory Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998, Incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.


e.   UNDERWRITING CONTRACTS
       (1) Distribution Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Distributors, Inc., dated October 5, 2000, attached herein as Exhibit 23E(1);
       (2) Distribution Agreement between the Company, Salem Investment Counselors, Inc. and Declaration Distributors, Inc., dated September 30, 1998, incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.


f.   BONUS OR PROFIT-SHARING CONTRACTS
          None [Not Applicable]


g.   CUSTODIAN AGREEMENTS
       (1) Custody Agreement between the Company, Salem Investment Counselors, Inc. and Firstar Bank, N.A., dated December 15, 2000, attached herein as Exhibit 23G(1);
       (2) Custodian Agreement between the Company, Salem Investment Counselors, Inc. and First Union Bank, N.A., dated September 30, 1998, incorporated by reference from pre-effective amendment # 3, filed on September 30, 1998.

h.   OTHER MATERIAL CONTRACTS
       (1) Operating Services Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998 and amended and restated as of November 1, 2000, attached herein as Exhibit 23H(1);
       (2) Transfer Agent and Shareholder Services Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000, attached herein as Exhibit 23H(2);
       (3) Fund Accounting Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000, attached herein as Exhibit 23H(3);
       (4) Administration Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000, attached herein as Exhibit 23H(4);
       (5) Investment Company Services Agreement between the Company, Salem Investment Counselors, Inc. and Declaration Service Company, dated September 30, 1998, is incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.


i.   LEGAL OPINION
          Incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998.

j.   OTHER OPINIONS
       (1) Opinion of Tait, Weller & Baker is incorporated by reference from the Company's audited Annual Report dated September 30, 2000.

       (2)     Consent  of Tait,  Weller & Baker,  attached  herein  as  Exhibit
               23J(2).

k.   OMITTED FINANCIAL STATEMENTS
          Incorporated by reference from the Fund's Audited Annual Report, dated September 30, 2000.


l.   INITIAL CAPITAL AGREEMENTS
          Incorporated by reference from pre-effective amendment # 3, filed on September 30, 1998.

m.   RULE 12B-1 PLAN
          Incorporated by reference from pre-effective amendment # 1, filed on August 26, 1998

n.   FINANCIAL DATA SCHEDULE
          None [Not Applicable]

o.   RULE 18F-3 PLAN
          None [Not Applicable]


p.   CODES OF ETHICS
       (1) Code of Ethics of the Company and Salem Investment Counselors, Inc., attached herein as Exhibit 23P(1).
       (2) Code of Ethics of Ultimus Fund Distributors, LLC, attached herein as Exhibit 23P(2).


ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          No person is directly or indirectly controlled by, or under common control with the Registrant.

ITEM 25 INDEMNIFICATION.

          Section 2-418 of the General Corporation Law of Maryland authorizes the Registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the Registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the Registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


          Salem Investment Counselors, Inc. and each director and officer of the Salem Investment Counselors, Inc. have no business or other connections other than to render services as an investment adviser and counselor.


ITEM 27 PRINCIPAL UNDERWRITERS.


     (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Williamsburg Investment Trust, another registered investment company.

     (b) The following are the directors and officers of the Distributor. The principal business address of each is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                       Positions and Offices         Positions
   Name                With Distributor              With Registrant
   ----                ----------------              ---------------
   Robert G. Dorsey    Managing Director/President   Assistant Vice President
   Mark J. Seger       Managing Director/Treasurer   Assistant Treasurer
   John F. Splain      Managing Director/Secretary   Assistant Secretary

     (c)  None [Not Applicable]

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.


     Ultimus Fund Solutions, LLC
     135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246

     Ultimus Fund Distributors, Inc.
     135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246


     Salem Investment Counselors, Inc.
     480 Shepherd Street
     Winston-Salem, NC  27103


     Firstar Bank, N.A.
     425 Walnut Street
     Cincinnati, Ohio 45202


ITEM 29 MANAGEMENT SERVICES.


          None [Not Applicable]


ITEM 30 UNDERTAKINGS.

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness for this Post-Effective Amendment # 3 to the Company's Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment # 3 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Winston-Salem and State of North Carolina on the 15th day of January, 2001.

          The Shepherd Street Funds, Inc.
          (Registrant)

          /s/ David B. Rea
          --------------------------
          DAVID B. REA,
          President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment # 3 to Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name                          Title                     Date
---------------------------   -----------------------   ------------------------


/s/ David B. Rea              President and Director    January 15, 2001
---------------------------
DAVID B. REA


/s/ William R. Watson         Director                  January 15, 2001
---------------------------
WILLIAM R. WATSON


/s/ Robert T. Beach           Director                  January 15, 2001
---------------------------
ROBERT T. BEACH


/s/ James T. Broyhill         Director                  January 15, 2001
---------------------------
JAMES T. BROYHILL


/s/ Ralph M. Stockton, Jr.    Director                  January 15, 2001
---------------------------
RALPH M. STOCKTON


/s/ Helen C. Hanes            Director                  January 15, 2001
---------------------------
HELEN C. HANES


/s/ Jeffrey C. Howard         Secretary and Treasurer   January 15, 2001
---------------------------
JEFFREY C. HOWARD

                                  EXHIBIT INDEX

EXHIBIT 23E(1)- DISTRIBUTION AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC., SALEM INVESTMENT COUNSELORS, INC. AND ULTIMUS FUND DISTRIBUTORS, LLC, DATED OCTOBER 5, 2000.
EXHIBIT 23G(1)- CUSTODY AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC., SALEM INVESTMENT COUNSELORS, INC. AND FIRSTAR BANK, N.A., DATED DECEMBER 15, 2000.
EXHIBIT 23H(1)- OPERATING SERVICES AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC. AND SALEM INVESTMENT COUNSELORS, INC., DATED SEPTEMBER 30, 1998 AND AMENDED AND RESTATED AS OF NOVEMBER 1, 2000.
EXHIBIT 23H(2)- TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC., SALEM INVESTMENT COUNSELORS, INC. AND ULTIMUS FUND SOLUTIONS, LLC, DATED OCTOBER 5, 2000.
EXHIBIT 23H(3)- FUND ACCOUNTING AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC., SALEM INVESTMENT COUNSELORS, INC. AND ULTIMUS FUND SOLUTIONS, LLC, DATED OCTOBER 5, 2000.
EXHIBIT 23H(4)- ADMINISTRATION AGREEMENT BETWEEN THE SHEPHERD STREET FUNDS, INC., SALEM INVESTMENT COUNSELORS, INC. AND ULTIMUS FUND SOLUTIONS, LLC, DATED OCTOBER 5, 2000.
EXHIBIT 23J(2)-     CONSENT OF TAIT, WELLER & BAKER.
EXHIBIT 23P(1)- CODE OF ETHICS OF THE SHEPHERD STREET FUNDS AND SALEM INVESTMENT COUNSELORS, INC.
EXHIBIT 23P(2)-     CODE OF ETHICS OF ULTIMUS FUND DISTRIBUTORS, LLC.